Exhibit 99.1

Smart Kreate Group to List on Nasdaq via Business Combination with Quetta Acquisition Corp.

Hong Kong — March 12, 2026 — Smart Kreate Group (“SKG”, or the “Company”), the pioneer of AI-driven cloud logistics operating system, and Quetta Acquisition Corp. (NASDAQ: QETA), a special purpose acquisition company, today announced the signing of a definitive business combination agreement on March 6, 2026. Upon closing, the combined entity will operate as Smart Kreate Group and is expected to be Nasdaq-listed under a new ticker symbol.

The transaction values the Company at an enterprise value of US$200 million. As an AI-enabled integrated logistics platform, SKG is positioned to bridge the massive intelligence gap in global supply chains, transforming fragmented data into a unified, predictive, and autonomous logistics ecosystem.

A Vision to Synchronize Global Commerce

The global logistics industry is currently undergoing a structural shift from manual execution to AI-led orchestration. SKG’s proprietary Operating System (OS) functions as the “brain” of the supply chain, integrating disparate data points across international borders to provide real-time visibility and, more importantly, predictive decision support.

The Company’s global expansion will be accelerated by one of its strategic shareholders, who is a 3PL logistics market leader in Asia operating a global network and manages a massive infrastructure across various countries.

“Today isn’t just a milestone for SKG; it is a catalyst for the entire logistics sector,” said KK Chiu, CEO of Smart Kreate Group. “We are not just digitizing shipping labels; we are architecting a new world where supply chains are self-healing and data-driven. With the support of strategic investor Oceanus Family Office and partner, KEC, a subsidiary of KLN Logistics Group, this Nasdaq listing provides the capital and platform to scale our AI infrastructure globally, turning the chaos of global trade into a synchronized, intelligent flow.”

Key Transaction Highlights

●	AI-Enabled Platform: SKG offers a unique investment vehicle for public market investors seeking exposure to the intersection of Data, AI, and global trade.

●	Predictive Edge: Unlike legacy systems that report what happened, SKG’s AI-enabled platform tells enterprises what will happen, allowing for proactive disruption management.

●	Q3 2026 Closing: The transaction is expected to close in the third quarter of 2026, subject to regulatory and shareholder approvals.

The Intelligence Revolution in Logistics

By combining real-time monitoring with deep-learning forecasting models, SKG enables enterprises to move beyond simple tracking. The platform provides actionable recommendations that optimize logistics flows, reduce carbon footprints through route efficiency, and stabilize supply chain costs in a volatile global economy.

Advisors

Jie (“Janet”) Hu is serving as financial advisor to SKG. Zhong Lun Law Firm LLP and Ogier are serving as legal advisors to SKG. Celine & Partners, PLLC is acting as legal advisor to QETA.

About Smart Kreate Group (SKG)

Smart Kreate Group is a premier cloud logistics technology conglomerate. Through its core subsidiaries—Smart Minds Holdings, and Times Express and H2N— SKG is building the digital backbone of global trade. Its AI-enabled infrastructure connects transportation data across the entire value chain, empowering enterprises with the visibility and intelligence required to navigate modern supply chain complexities.

About Quetta Acquisition Corporation

Quetta Acquisition Corporation (Nasdaq: QETA) is a special purpose acquisition company incorporated in Delaware for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Quetta completed its initial public offering in 2023 and was formed to partner with innovative and high-growth companies that can benefit from access to the U.S. public markets.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or the future financial or operating performance of Smart Kreate Group (“SKG”), Quetta Acquisition Corp. (“Quetta”), and the proposed business combination between them. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential,” “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements include, but are not limited to, statements regarding the proposed business combination, the anticipated benefits of the transaction, the expected timing of completion of the transaction, the expected listing of the combined company on Nasdaq, and the future financial performance and growth prospects of the combined company.

These forward-looking statements are based on assumptions and expectations that, while considered reasonable by the parties, are inherently subject to risks and uncertainties. Factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements include, but are not limited to: the risk that the proposed transaction may not be completed in a timely manner or at all; the risk that the conditions to closing of the proposed transaction may not be satisfied; the outcome of any legal proceedings that may be instituted against the parties following announcement of the proposed transaction; the ability of the combined company to maintain the listing of its securities on Nasdaq; changes in applicable laws or regulations; and other risks and uncertainties described from time to time in Quetta’s filings with the U.S. Securities and Exchange Commission (“SEC”).

Nothing in this press release should be regarded as a representation that any forward-looking statement will be achieved. Forward-looking statements speak only as of the date they are made. Neither SKG nor Quetta undertakes any obligation to update any forward-looking statements to reflect events or circumstances after the date of this press release, except as required by law.

Additional Information and Where to Find It

In connection with the proposed business combination, the combined company intends to file relevant materials with the U.S. Securities and Exchange Commission (“SEC”), including a registration statement on Form F-4 that will include a proxy statement/prospectus. Investors and security holders of Quetta are urged to read these materials and any other relevant documents filed with the SEC when they become available because they will contain important information about the proposed transaction. Investors and security holders will be able to obtain free copies of these documents when they are available through the SEC’s website at www.sec.gov.

Participants in the Solicitation

Quetta, SKG, and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Quetta’s shareholders in connection with the proposed business combination. Information about Quetta’s directors and executive officers and their ownership of Quetta’s securities is set forth in Quetta’s filings with the SEC. Additional information regarding the interests of such participants will be included in the proxy statement/prospectus relating to the proposed transaction when it becomes available.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

For further queries please contact:

SKG:

HA Kelly

Kelly.ha@smartkreategroup.com

Stimulus Investor Relations

Casey TANG / Joyce CHAU

pr@stimulus-ir.com